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                                                                    Exhibit 23.1
                                                                    ------------
                          ARONEX PHARMACEUTICALS, INC.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 7, 1996 included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 dated August 18, 1992, June 7, 1994 and December 31, 1996.



ARTHUR ANDERSEN LLP



March 27, 1997
The Woodlands, Texas